SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2007

COGNOS INCORPORATED

(Exact name of registrant as specified in its charter)

Canada

(State or other jurisdiction of incorporation)

0-16006	98-0119485
(Commission File Number No.)	(IRS Employer Identification No.)

3755 Riverside Drive

P.O. Box 9707, Station T

Ottawa, Ontario, Canada

K1G 4K9

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(613) 738-1440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

On July 5, 2007, Cognos Incorporated issued a press release announcing that it has amended its stock repurchase program. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information provided in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

99.1	Press Release dated July 5, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNOS INCORPORATED (Registrant)

Dated: July 5, 2007	By:	/s/ Tom Manley
Tom Manley Senior Vice President, Finance & Administration and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 5, 2007

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